Exhibit 10.2

LOCK-UP AGREEMENT

March 13, 2009

PRWT Services, Inc.
1835 Market Street
8th floor
Philadelphia, Pennsylvania 19103

Re: Securities Issued in Business Combination with KBL

Ladies and Gentlemen:

In connection with the Agreement and Plan of Reorganization, dated as of March 13, 2009, by and among KBL Healthcare Acquisition Corp. III (“Parent”), PRWT Services, Inc. (“PRWT”), PRWT Merger Sub, Inc., and all of the stockholders of PRWT (the “Merger Agreement”), to induce Parent to enter into the Merger Agreement and consummate the Merger (as defined in the Merger Agreement), the undersigned agrees to, neither directly nor indirectly, during the “Restricted Period” (as hereinafter defined):

(1)
sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of (all being referred to as a “Transfer”) any legal or beneficial interest in any shares of stock, $.0001 par value, of PRWT (“PRWT Common Stock”), owned by the undersigned immediately following the Merger, including shares of PRWT Common Stock issued in the recapitalization of PRWT contemplated by Section 1.6 of the Merger Agreement or upon any exercise or conversion of any securities of PRWT concurrently with or prior to the consummation of the Merger as contemplated by the Merger Agreement (the “Restricted Securities”), or

(2)
enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise,

As used herein, “Restricted Period” means the period commencing on the Closing Date (as defined in the Merger Agreement) and ending on December 31, 2012.

Notwithstanding the foregoing, after the six month anniversary of the Closing Date, the undersigned may transfer, prior to the end of the Restricted Period, that portion of the Restricted Securities in such quantity, in such manner and to such persons which the audit committee of the board of directors of PRWT may consent in writing, which consent may not be unreasonably withheld, conditioned or delayed; provided that such consent may be denied, if necessary to prevent PRWT from failing to comply in all respects with any of its then applicable minority business certifications.

It is understood that the shares of PRWT Common Stock owned by the undersigned and held in escrow pursuant to that certain Escrow Agreement (as defined in the Merger Agreement) shall be considered part of the “Restricted Securities” and shall, for purposes of calculating the number of Restricted Securities the undersigned is entitled to Transfer hereunder, be entirely included in that portion of the Restricted Securities that remain subject to the restrictions of this Agreement.

Notwithstanding the foregoing limitations, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities, either during the undersigned’s lifetime or on the undersigned’s death, by gift, will or intestate succession, or by judicial decree, to a Permitted Transferee.  A “Permitted Transferee” means any of the undersigned’s “family members” (as defined below) or trusts, family limited partnerships and similar entities formed primarily for the benefit of the undersigned or the undersigned’s “family members;” provided, however, that (1) such Permitted Transferee is a person whose receipt of the Restricted Securities  would not cause a diminution of the percentage of minority ownership of PRWT under any of its then applicable minority business certifications and (2) it shall be a condition to such Transfer that the Permitted Transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities except in accordance with this Lock-Up Agreement.  For purposes of this sub-paragraph, “family member” shall mean spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse. Also notwithstanding the foregoing limitations, in the event the undersigned is an entity rather than an individual, this Lock-Up Agreement will not prevent any Transfer of any or all of the Restricted Securities to the shareholders of such entity, if it is a corporation, to the members of such entity, if it is a limited liability company, or to the partners in such entity, if it is a partnership; provided, however, that (1) such Transfer shall not cause a diminution of the percentage of minority ownership of PRWT under any of its then applicable minority business certifications and (2) it shall be a condition to the Transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Lock-Up Agreement, and other than to return the Restricted Securities to the former ownership, there shall be no further Transfer of the Restricted Securities in accordance with this Lock-Up Agreement.

During the Restricted Period, and for an additional period of 36 months thereafter, if any holder of Restricted Securities (“Holder”) intends to Transfer all or a part of the Restricted Securities (“Subject Shares”) to any person other than a Permitted Transferee in a market sale, private sale or other transaction, such Holder shall first give written notice of such intent to PRWT (the “Holder Notice”) and PRWT shall have the option to purchase same as described below.  The Holder Notice shall be delivered to the attention of the board of directors of PRWT and the Secretary of PRWT shall take all necessary steps to provide each member thereof with a copy of same.  The Holder Notice shall state that the Holder intends to Transfer all or a portion of the Subject Shares.  The Holder Notice shall also indicate if the Transfer is a general market sale at market prices that will be prevailing at the time of ultimate sale (a “Market Sale”) or if the Transfer is in the form of a negotiated transaction, in which case, the Notice shall further state the purchase price and all of the other terms and conditions of the Transfer, including the identity, if known, of the proposed person to which the Transfer will be made, and shall be accompanied by a copy of any written documentation materially relating to the Transfer.   For a period of five business days after receipt by PRWT of the Holder Notice,  PRWT shall have the option, exercisable by giving written notice to the Holder (“PRWT Exercise Notice”), to purchase all of the Subject Shares at a per-share purchase price equal to the average last sale price of a share of PRWT Common Stock as reported for the ten consecutive trading days ending on the last trading day immediately prior to the date of the Holder Notice by the principal exchange on which PRWT Common Stock is then listed. The audit committee of the board of directors of PRWT shall have the sole right to determine whether or not PRWT shall exercise the rights provided hereunder.  If the Holder or his designee is a director of PRWT and member of the audit committee, neither he nor his designee shall have the right to vote regarding PRWT’s decision whether or not to purchase the Subject Shares.  If PRWT elects to exercise its rights, the closing of the purchase by PRWT of the Subject Shares shall take place at the offices of PRWT within ten business after the PRWT Election Notice is delivered to the Holder. If PRWT fails to timely exercise the option to purchase the Subject Shares, the Holder shall have the right, exercisable no later than 20 days after the Holder Notice has been delivered to PRWT, to consummate the sale of the Subject Shares at the price and upon all (and only) the terms contained in the Notice; provided that if the Transfer originally described in the Holder Notice was a Market Sale, such sale may be consummated at the then prevailing market prices. The Holder shall inform PRWT of any such sale immediately after the consummation of such sale.  If the Holder shall not consummate the sale of the Subject Shares within such time period upon all the terms contained in the Notice, the Subject Shares shall again be subject in all respects to the terms, conditions and restrictions set forth in this Agreement.

The undersigned hereby authorizes PRWT’s transfer agent to apply to any certificates representing Restricted Securities issued to the undersigned the appropriate legend to reflect the existence and general terms of this Lock-up Agreement.

This Lock-up Agreement will be legally binding on the undersigned and on the undersigned’s heirs, successors, executors, administrators, conservators and permitted assigns, and is executed as an instrument governed by the law of the Commonwealth of Pennsylvania.

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COUNTERPART SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Signature

Name:

Address:

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]